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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                        DATE OF REPORT - October 16, 2003
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                         1-8974                     22-2640650
(State or other jurisdiction       (Commission File Number)        (I.R.S. Employer
      of  incorporation)                                         Identification Number)
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101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY         07962-2497
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000



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ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

         Honeywell International Inc. will hold its third quarter 2003 earnings release conference call on Thursday, October 16, 2003 at 8:30 a.m. Eastern Time.
The earnings release was distributed on BusinessWire approximately one hour prior to the conference call. Interested investors may access the conference call by dialing (706) 643-7681 or through a World Wide Web simulcast available at the "Investor Relations" section of the company's website
(http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

     Honeywell International Inc. issued its 2003 third quarter earnings release on October 16, 2003 which is attached as an exhibit to this report.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 16, 2003              HONEYWELL INTERNATIONAL INC.


                                     By: /s/ Thomas F. Larkins
                                         ---------------------
                                         Thomas F. Larkins
                                         Vice President, Corporate Secretary and
                                         Deputy General Counsel


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                            STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..................................'TM'